Summary ProspectusMay 7, 2010

T. Rowe Price International Bond Fund — RPIBX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated May 1, 2010, and Statement of Additional Information, dated May 1, 2010.

Investment Objective

The fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.66%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.16%
Total annual fund operating expenses	0.82%

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$84	$262	$455	$1,014

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 57.6% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  Normally, the fund will invest at least 80% of net assets in bonds and 65% of net assets in high-quality (AA or better) foreign bonds. The fund may invest up to 20% of total assets in below investment-grade, high-risk bonds, including those in default or with the lowest rating. Up to 20% of total assets may be invested in U.S. dollar-denominated foreign bonds such as Brady and other emerging market bonds.

Although we expect to maintain an intermediate- to long-term weighted average maturity for the fund, there are no maturity restrictions on the overall portfolio or on individual securities. The fund has wide flexibility to purchase and sell currencies and engage in hedging transactions. However, we normally do not attempt to cushion the impact of foreign currency fluctuations on the dollar. Therefore, the fund is likely to be heavily exposed to foreign currencies.

Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as supply and demand trends and currency values. The fund generally invests in securities where the combination of fixed-income returns and currency exchange rates appears attractive or, if the currency trend is unfavorable, where we believe the currency risk can be minimized through hedging. The fund sells holdings for a variety of reasons, such as to adjust the portfolio`s average maturity or credit quality, to shift assets into and out of higher-yielding securities, or to alter geographic or currency exposure.

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Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Interest rate risk This is the risk that a rise in interest rates will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of a fund, the greater the interest rate risk.

Credit risk  This is the risk that an issuer of a debt security or counterparty could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation.

Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse political, social or economic developments overseas. In addition, foreign investments may be subject to regulatory and accounting standards that differ from those of the U.S.

Currency risk  Because the fund generally invests in securities denominated in foreign currencies, the fund is subject to the risk that it could experience losses based solely on changes in the exchange rates between foreign currencies and the U.S. dollar.

Emerging markets risk  The risks of foreign investing are heightened for securities of companies in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging market securities are susceptible to illiquid trading markets, governmental interference, and restrictions on gaining access to sales proceeds.

Liquidity risk  This is the risk that the fund may not be able to sell a security timely or at desired prices.

Nondiversification risk  As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single large holding would adversely affect fund performance more than if the fund were invested in a larger number of companies. The fund`s share price can be expected to fluctuate more than that of a comparable diversified fund.

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Derivatives risk To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses resulting from leverage. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

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Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
International Bond Fund
Returns before taxes	8.38%	3.69%	6.10%
Returns after taxes on distributions	6.52	2.15	4.68
Returns after taxes on distributions and sale of fund shares	5.35	2.35	4.50
Barclays Capital Global Aggregate ex-U.S. Dollar Bond Index	7.53	4.25	6.47
Lipper International Income Funds Average	10.84	3.90	6.30

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Portfolio Manager  Ian D. Kelson is Chairman of the fund`s Investment Advisory Committee. Mr. Kelson has been chairman of the committee since 2001 and he joined T. Rowe Price International in 2000.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

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Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

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F76-045 5/7/10

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202